SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 21, 2001
                                  Scient, Inc.
                 (Exact name of registrant specified in Charter)


        Delaware               333-68402                      58-2643480
(State of Incorporation)  (Commission File Number)  (IRS Employer Identification
                                                                 No.)


                                 79 Fifth Avenue
                            New York, New York 10003
               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 500-4900
                         (Registrant's Telephone Number)



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ITEM 5.  OTHER EVENTS.

         On December 21, 2001, Scient, Inc. made a press release as attached hereto as Exhibit 99.1.


ITEM 7.  Exhibits.

(c)      Exhibits:

         99.1 Press Release dated December 21, 2001 ("Scient Announces Workplace Reductions").



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Scient, Inc.


                                           By: /s/ Theodore W. Browne, II
                                               --------------------------------
                                               Theodore W. Browne, II
                                               Senior Vice President and General
                                                Counsel

Dated:  December 21, 2001




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


                                  Exhibit Index

         99.1 Press Release dated December 21, 2001 ("Scient Announces Workplace Reductions").